FORM 8-K


                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549


                                 CURRENT REPORT



     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934






                       MEDISCIENCE TECHNOLOGY CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED ON CHARTER)



  NEW JERSEY                     0-7405                    22-1937826
--------------------------------------------------------------------------------
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)





        1235 Folkestone Way, P.O. Box 598, Cherry Hill, New Jersey 08003
--------------------------------------------------------------------------------





        Registrant's telephone number. Including area code (856) 428 7952
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                 (Former Address, if changed, since last report)

Item 5. Other Materially Important Events (Submitted in full compliance with sections 8 K 1.01 and 2.01 re: "materiality" as applicable and in fulfillment of SEC Section 6, 6.01 Regulation (FD) Full Disclosure, and Section 7 and 7.0 as well as all applicable and presently effective Sarbanes-Oxley disclosure requirements under Regulation G.


Registrant on May 2, 2004) through MediPhotonics Development LLC its wholly owned New York Subsidiary announced that on May 1, 2004 it entered into a Project Agreement with The Research Foundation of City University of New York.. Press release attached hereto and made a part hereof as registrants "Exhibit A"

                                    EXHIBIT A

MEDISCIENCE TECHNOLOGY CORP. ANNOUNCES PROJECT AGREEMENT FOR DEVELOPMENT OF CANCER DETECTION AND DIAGNOSIS DEVICE WITH RESEARCH FOUNDATION OF THE CITY UNIVERSITY OF NEW YORK


CHERRY HILL, N.J., (May 2, 2004) - MediPhotonics Development LLC a wholly owned New York Subsidiary of Mediscience Technology Corp (otc-mdsc)., announced that on May 1, 2004 it entered into a Project Agreement with The Research Foundation of City University of New York. Mediscience Technology of Cherry Hill, New Jersey, is a developer of imaging technology for molecular detection of cancer and physiological change, President and COO Michael Engelhart stated "this Project Agreement provides the Company a clear path in its intent to commercialize the CD Ratiometer for detecting and diagnosing cancers of the cervix, mouth, esophagus and gastro intestinal tract and other potential applications that are compatible with current state of the art computer hardware and operating systems". Engelhart added, "We expect to have a completed device by November 30, 2004". RF-CUNY will complete production of the improved CD-Ratiometer instrument(s) by which Mediscience will seek approval by the United States Food and Drug Administration ("FDA") for marketing in the U.S. RFCUNY will apply its research and development to deliver an updated CD-Ratiometer and associated technology to be used in Mediscience Optical Biopsy, including the testing of the Mediscience CD-Ratiometer on ex vivo human tissue specimens. Under the specific terms of the Project agreement, Mediscience is granted an exclusive world-wide license, with the right to grant sublicenses, to make, use or sell all patented imaging product technology for molecular detection of cancer and physiological change Dr. Robert Alfano "The Project agreement and present world-wide Mediscience Patent positioning supports and extends the Mediscience core technology in Optical Biopsy, expanding, continuing and maintaining its leadership in the Optical Biopsy field".


INVESTOR NOTICE: Certain of the matters discussed in this announcement contain forward-looking statements that involve material risks to and uncertainties in the company's business that may cause actual results to differ materially from those anticipated by the statements made herein. Such risks and uncertainties include among other things, the availability of financing, the company's ability to implement its long-range business plan for various applications of its technology; the company's ability to enter into agreements with any necessary marketing and/or distribution partners; the impact of competition, the obtaining and maintenance of any necessary

US regulatory clearances applicable to applications of the company' technology; and management of growth and other risked and uncertainties that may be detailed from time to time in the company's reports filed with the Securities and Exchange Commission. This disclosure is intended to satisfy: SEC Section 6, 6.01 Regulation FD, disclosure and Section 7 and 7.0 as well as all applicable and presently effective Sarbanes-Oxley disclosure requirements under Regulation G.

SEE: 8-K filing dated May 2,  2004           SEE: Web Page:  MEDISCIENCETECH.com

                                Contact Persons:

Michael Engelhart Pres/COO mengelhart@mediscience.com  (201) 818 0050
                           --------------------------

Peter Katevatis Esq. Chairman/CEO metpk@aol.com  (215) 485 0362
                                  -------------

                                   SIGNATURES



Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized



                                             MEDICSCIENCE TECHNOLOGY CORPORATION



                                                  -------------------------
                                                  Peter Katevatis, Chairman


Dated  May  2,  2004